Rule 497(e)
File Nos. 333-72042; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT ELEVEN

333-72042    HV-5795 - PremierSolutions Standard (Series A)
333-72042    HV-6775 - PremierSolutions Cornerstone (Series II)
333-72042    HV-6779 - PremierSolutions Standard (Series A-II)

Supplement dated July 15, 2025 to your Prospectus dated May 1, 2025

This Supplement amends information contained in the above-referenced Prospectuses dated May 1, 2025.

Effective immediately, the current expense for PGIM Jennison Focused Growth Fund – Class A is updated to 1.02%.

Accordingly, the information for PGIM Jennison Focused Growth Fund – Class A found in the “Appendix A – Underlying Funds” section of the Prospectuses is updated as follows (all other information contained in the “Appendix A – Underlying Funds” section of the Prospectuses remains unchanged):

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Growth	PGIM Jennison Focused Growth Fund – Class A*	1.02%	31.53%	15.91%	15.34%
	Adviser: PGIM Investments LLC
	Subadviser: Jennison Associates LLC
* Denotes Underlying Funds and their investment advisers that have entered into temporary expense reimbursements and /or fee waivers. See the prospectus for the Underlying Fund for further information.

This Supplement must be accompanied by and read in conjunction with the current Prospectus. Please read this Supplement carefully and retain it for future reference.

2025-PROSUPP-7-HV5795, 6775, 6779